UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 31, 2005

RUBY TUESDAY, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue Maryville, Tennessee 37801 (Address of Principal Executive Offices)

(865) 379-5700 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 7, 2003, a majority of the shareholders of Ruby Tuesday, Inc. (the “Company”) approved the Company’s 2003 Stock Incentive Plan (the “Plan”). A copy of the Plan was filed as Annex A to the Company’s Proxy Statement for the 2003 Annual Meeting of Shareholders (the “Proxy Statement”), and as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 1, 2004 (the “Annual Report”). When the Plan was filed with the Securities and Exchange Commission as exhibits to the Proxy Statement and to the Annual Report, the following form agreements to be used for future grants under the Plan to the Company’s officers and key employees were not included in such filings: (1) non-qualified stock option award under the Executive Stock Option Program (“ESOP”); (2) non-qualified stock option award under the Management Stock Option Program (“MSOP”); and (3) non-qualified stock option award to Samuel E. Beall, III, President, Chairman, and Chief Executive Officer of the Company (“Beall”).

         Awards under the Plan are determined by a committee appointed by the Company’s Board of Directors (the “Committee”). The Committee has full authority in its discretion to determine the officers and key employees of the Company or its affiliates to whom awards will be granted and the terms and provisions of any awards subject to the terms of the Plan. All officers and key employees of the Company are eligible to participate in the Plan.

         The Plan permits the Committee to make awards of a variety of equity-based incentives, including stock options, stock appreciation rights, stock awards, dividend equivalent rights, performance unit awards and phantom shares (collectively, “Stock Incentives”). The number of shares of Company common stock to which a Stock Incentive is granted and to whom any Stock Incentive is granted is determined by the Committee subject to the provisions of the Plan. Stock Incentives issuable under the Plan may be made exercisable or settled at such prices and may be made terminable upon such terms as are established by the Committee, to the extent not inconsistent with the terms of the Plan.

         On March 30, 2005, the Committee approved the use of each form agreement to be used in connection with a grant of Stock Incentives under the Plan to the Company’s executive officers and key employees of the Company and its affiliates, and each form agreement is filed as an exhibit under Item 9.01 of this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

EXHIBIT	DESCRIPTION
10.1	Form of Non-Qualified Stock Option Award and Terms and Conditions (ESOP).
10.2	Form of Non-Qualified Stock Option Award and Terms and Conditions (MSOP).
10.3	Form of Non-Qualified Stock Option Award and Terms and Conditions (Beall).

      SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ruby Tuesday, Inc. (Registrant)
By: /s/ Marguerite N. Duffy Marguerite N. Duffy Senior Vice President and Chief Financial Officer

Date: March 31, 2005